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                                                                EXHIBIT 24.1

                           POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, that each officer and/or director of Accuride Corporation whose signature appears below constitutes and appoints William P. Greubel and John R. Murphy, or any of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign in the name of or on behalf of the undersigned, as a director and/or officer of said corporation, the Annual Report on Form 10K of Accuride Corporation for the year ended December 31, 1998, and any and all amendments to such Annual Report, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission granting unto said attorney's-in-fact and agents and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney's-in-fact and agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned have executed this Power of Attorney this 30th day of March, 1999.


SIGNATURE                    TITLE                                     DATE


/s/ William P. Greubel       President and Chief Executive        March 30, 1999
------------------------
William P. Greubel           Officer (Principal Executive
                             Officer) and Director


/s/ John R. Murphy           Vice President and Chief Financial   March 30, 1999
------------------------
John R. Murphy               Officer (Principal Financial and
                             Accounting Officer)


/s/ Henry R. Kravis          Director                             March 30, 1999
------------------------
Henry R. Kravis


/s/ George R. Roberts        Director                             March 30, 1999
------------------------
George R. Roberts


/s/ James H. Greene          Director                             March 30, 1999
------------------------
James H. Greene


/s/ Todd A. Fisher           Director                             March 30, 1999
------------------------
Todd A. Fisher